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                                                                    EXHIBIT 10.6

                            NEGATIVE PLEDGE AGREEMENT

         THIS NEGATIVE PLEDGE AGREEMENT ("AGREEMENT") is made effective the 1st day of October, 2003 by Intelligent Systems, Corporation, a Georgia corporation (hereinafter referred to as "PLEDGOR") in favor of Fidelity Bank, chartered under the laws of the state of Georgia (hereinafter referred to as "LENDER" or "BANK").

                              BACKGROUND STATEMENT

         WHEREAS, Pledgor is justly indebted to Lender pursuant to that certain Commercial Promissory Note and Loan Agreement of even date herewith evidencing a loan ("LOAN") in the principal amount of $1,500,000.00 (herein the "NOTE") executed by Pledgor in favor of Lender; and

         WHEREAS, the Lender has required, as a condition to extending such financial accommodations, the execution and delivery of this Agreement by the Pledgor.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals, the agreement of Lender to extend the Loan, Ten Dollars ($10.00) in hand paid and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees as follows:

         1.       The following terms shall have the following meanings:

                  "DEBT" or "DEBT INSTRUMENT" shall mean (a) indebtedness or liability for borrowed money; (b) obligations evidenced by bonds, debentures, notes or other similar instruments; (c) obligations for the deferred purchase price of property or services (including trade obligations); (d) obligations as lessee under capital leases; (e) current liabilities in respect of unfunded vested benefits under plans covered by ERISA; (f) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or entity, or otherwise to assure a creditor against loss; (g) obligations secured by any Liens whether or not the obligations have been assumed; and (h) any further negative pledge, encumbrance or like or similar agreement pursuant to which Pledgor agrees to the matters or restrictions described in Section 2 hereof (other than in favor of Lender).

                  "LIEN" shall mean any mortgage, deed to secure debt, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the

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         filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing).

                  "PROPERTY" shall mean all of Pledgor's right, title and interest whether fee or leasehold, in and to the property described on EXHIBIT "A" attached hereto and by reference incorporated herein.

         2. Without the prior written consent of Lender, which consent may be withheld in Lender's sole discretion for any reason, Pledgor shall not:

                  (A) LIENS. Create, assume, or allow to exist any Lien upon the Property, except:

                           (i) Liens in favor of the Lender given to secure any
                  Debt, whether now owing or hereafter coming into existence, owed from the Pledgor to the Bank;

                           (ii) Liens for taxes or assessments or other
                  governmental charges or levies not yet due or which are being actively contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Pledgor or any subsidiary in accordance with generally accepted accounting principles;

                           (iii) Statutory Liens of landlords and Liens of
                  carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

                           (iv) Liens (other than any Lien imposed by ERISA)
                  incurred or deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (other than obligation for the payment of borrowed money);

                  (B) DEBT. Create, incur, assume, or suffer to exist any Debt or enter into any Debt Instrument of any description whatsoever secured by the Property not existing AND disclosed to Lender in writing as of the date of this Agreement, except (i) Debt incurred under the Note; and (ii) Debt Instruments executed in favor of Lender.

                  (C) MERGER, ETC. Wind up, liquidate or dissolve itself, reorganize, merge or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any person or entity, or acquire all or substantially all of the assets of the business of any person or entity.

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                  (D)      SALES. No sale, gift, transfer, assignment or
         conveyance of any property or interests as set forth on Exhibit A hereto without the written consent of Lender, which shall not be unreasonably withheld, and provided that Lender received the gross proceeds of any such sale, less any normal and customary closing costs.

         3. Any attempted sale, transfer, gift, pledge, assignment, encumbrance, mortgage, hypothecation, lien or security interest in or to, or other disposition of, or any interest or right in or to, or option to purchase the Property, not in accordance with the terms and conditions of this Agreement shall be NULL AND VOID and the same shall constitute an Event of Default under the Note.

         4. In the event that any of the covenants, agreements, terms or provisions contained herein shall be invalid, illegal or unenforceable, in any respect, the validity of the remaining provisions contained herein shall be in no way affected, prejudiced or disturbed thereby.

         5. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing, signed by both parties hereto.

         6. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         7. This Agreement may be executed in two or more original counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. This Agreement shall be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties have executed this Negative Pledge Agreement under seal the date and year set forth above.

Signed, sealed and delivered              PLEDGOR:
in the presence of:
                                          Intelligent Systems Corporation,
                                          a Georgia corporation
___________________________________
Witness

                                          By:___________________________________

___________________________________          Its:_______________________________
Notary Public
                                          Attest:_______________________________
My commission expires:_____________              Name:__________________________
                                                 Title:_________________________
         (NOTARIAL SEAL)

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Signed, sealed and delivered              LENDER:
in the presence of:
                                          Fidelity Bank

___________________________________
Witness

                                          By:___________________________________
                                             Name:______________________________
___________________________________          Title:_____________________________
Notary Public

My commission expires:_____________

        (NOTARIAL SEAL)

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